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                                                                    EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1998 included in XcelleNet, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in the registration statement.


                                    /s/ Arthur Andersen LLP

Atlanta, Georgia
June 8, 1998